SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                  JUNE 13, 2003
                                (Date of Report)

                                 MARCH 31, 2003
                        (Date of Earliest Event Reported)

                            GLOTECH INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in its Charter)

            NEVADA                   333-75297                 87-0616524
  (State or other jurisdiction  Commission File Number  (IRS Employer I.D. No.)
       of incorporation)


                        2153 SE HAWTHORNE ROAD, SUITE 112
                           GAINESVILLE, FLORIDA 32641
                    (Address of Principal Executive Offices)

                                  352-334-7245
                         (Registrant's Telephone Number)


           (Former Name or Former Address if changed Since Last Report)


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ITEM  1.   CHANGES  IN  CONTROL  OF  REGISTRANT.

     The Company reported a change in control and acquisition of assets on Form 8-K dated March 26, 2003. The effective date of the change in control and acquisition was also reported as March 26, 2003. In fact, the Company did not receive all necessary signatures until March 31, 2003. Therefore, the Company considers the transaction as being closed effective March 31, 2003.

ITEM  2.      ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     See  Item  1  above.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  Statements  of  Businesses  Acquired.

     See  Attached.

     (b)  Pro  Forma  Financial  Information.

     See  Attached.

     (c)  Exhibits.



SEC REFERENCE  DESCRIPTION OF EXHIBIT                            LOCATION
NUMBER

         99.0  Audited financial statements of GloTech. . . . .  Attached
                Industries, Inc. as of March 31, 2003

         99.1  Proforma condensed combined financial. . . . . .  Attached statements

         99.2  Certification of Chief Executive Officer and . .  Attached
                Chief Financial Officer pursuant to Section 906
                of the Sarbanes-Oxley Act of 2002

         99.3  Certification of Chief Executive Officer and . .  Attached
                Chief Financial Officer pursuant to Section 302
                of the Sarbanes-Oxley Act of 2002


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

     Pursuant to board resolution dated June 12, 2003, the board of directors of the Company have determined it is in the best interest of the Company to change


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its  fiscal  year  end  from October 31 to March 31.  The Company's wholly owned subsidiary, GloTech Industries, Inc., a Delaware corporation, currently has a fiscal year end of March 31 and for convenience and ease of accounting, the decision was made to change the Company's fiscal year to March 31. A form 10-KSB will be filed for the fiscal year ended March 31, 2003 covering the transition period.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOTECH  INDUSTRIES,  INC.


Date:  June  13,  2003                  /s/ Heinz  Fraunhoffer
                                        ------------------------
                                        Heinz  Fraunhoffer
                                        President  and  Director


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